                                                                   Exhibit 99.11

Parties : STOUT EXECUTIVE SERVICES, INC.                              (LANDLORD)
          P.O. Box 1553 / 4500 S.W. Kruse Way, Suite 100
          Lake Oswego, OR 97035 / Lake Oswego, OR 97035
          Phone # 503-636-8434 / Fax 699-3122

          JADEON, INC.                                                  (TENANT)
          16832 Red Hill Avenue, Suite B
          Irvine, CA 92606
          Phone # 949-222-2233/ Fax 949-222-2262

Date: May 9, 2002

     1.   PREMISES.

          1.1 landlord hereby subleases to tenant and tenant and hereby subleases from landlord that certain office space (the premises) indicated on exhibit a attached here to and by this reference made a part here of, individual suite (s) 1000-s constituting an area of approximately 150 square feet on the first floor suite 100 of the building known as kruse way plaza, phase I , (the "building") located at 1.2 4500 gw kruse way lake Oswego (clackames country), Oregon 97035.

          1.2 the premises are part of a larger area of office space (the executive suites premises) being leased by landlord under by virtue of the main leased renewed effective 13/15/97 through 12/31/03 between SPIEKER PROPERTIES (formerly WCB fifteen limited partnership) (owner) located at 4949 S.W. meadows road, suite 260, lake Oswego, or 97035 as lessor and landlord as leases.

          1.3 tenant and its employees agents and invitees also be entitled to non- exclusive use of those portions (common areas) of the executives suites premises which are not exclusively used, or intended for exclusive use, by landlord or other tenants of landlord.

     2.   TERMS AND POSSESSION.

          2.1 This Sublease shall be for a term commencing 5-15-02 and expiring 3-14-03

          2.2 Upon execution of Sublease Tenant shall be entitled to possession of the Premises on the date set forth in Section 2.1.

     3.   RENT.

          3.1 Tenant shall pay to Landlord as base rent each month the sum of Five Hundred dollars and 00/100 ($500.00). Such rent shall be paid in advance on the first (1st) day of each month, except that Landlord acknowledges receipt of the first month's base rent (subject to pdroration under Section 3.3) upon execution of this Sublease.

          3.2 Tenant shall pay to Landlord as additional rant each month, within 20 days after being invoiced therfor the amount of Landlord's charges for Mandartory and optional secretarial services furished under Section 4 below.

          3.3 Unless otherwise provided in this subleases or agreed to by landlord, all rent shall be paid without dedication, offset or demand in lawful money of the united states of America at such place of landlord may specify. Rent for the first and last partial calendar months, if any, shall be prorated on a daily basis. Landlord shall issue rent statement prier to each month's rent due date; however, failure on the landlord's part to issue such statement in no way releases Tenants's obligation.

          3.4 In the event any payment any payment of rent is not paid when due and shall remain unpaid at the end of the tenth (10) day after it's a due date, Tenants shall pay to landlord a late charge of 5.0 percent (5 %) of the amount so delinquent whichever is greater, the parties hereto recognizing said charge to be a reasonable approximation of an actual loss difficult to estimate. Said charge shall be due and payable with such delinquent installment without demand being required therefore. The imposition or failure of landlord's right to require such payment for past or future defaults.

          3.5 A new subleases must be in effect without lapse thirty (30) days prier to sublease expiration, otherwise tenancy terminates at the expiration date. In the event both parties desire to continue on a month-to-month basis, the monthly base rent shall be increased to $600,00 and base service at listed rates. Either party may terminate a month-to-month sublease with forty- five
(45) days written notice.

     4. Secretarial services.

          4.1 Mandatory base services: During the term of this sublease landlord shall furnish, and tenant shall accept and pay for, as additional rent, the following Base services, ("Summery of executive suites package" exhibit b.)

               a. Telephone answering (standard or executive telephone answering and vise mail messages)

               b. Reception courtesies (keep tenant's intinerary, if provided to knowledgeably respond, great and announce visitors and sign for deliveries.

               c. Mail and shipping services (sort/ distribute incoming mail and packages, process outgoing mail or packages. Applicable metered postage and shipping charges are billed at variable rates.

               d. Coffee services for first person and limited guests (furnish regular or decaffeinated coffee and tea) and

          4.2 Optional services: upon Tenant's request from time to time while this sublease is in effect, landlord shall furnish the following additional secretarial services at current listed rates ("secretarial service Rate schedule," Exhibit C), including but not limited to:

               a. Document services (typing, word-processing, photocopying, faxes, etc.)

               b. Supplies and miscellaneous office services (metered postage, shipping and handling services, minimal offices supplies, etc.)

          4.3 Mandatory Base Services and optional secretarial services are together referred to in this sublease as "secretarial services.")

          4.4 Tenant shall pay landlord for all secretarial services rendered pursuant to this sublease based on landlord's standard rate for such services, as adjusted from time. Attached to this sublease as exhibit C is a copy of

          4.5 In addition to amounts paid upon execution of this Sublease under
Section 3.1, Landlord acknowledges receipt of $349.00, which represents Landlord's charges at current rates for Mandatory Base Services for the first month of the term of this Sublease.

          4.6 Beginning with the first full calendar month during the term of this Sublease, Tenant shall pay Landlord's charges for (a) Mandatory Base Services to be provided during such month, and (b) Optional Secretarial Services provided during the preceding month.

     5.   Security Deposit.

          Tenant has deposited with Landlord the sum of Waived - Not Applicable ($ N/A). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Sublease to be kept and performed by Tenant during the term hereof.

          5.1 If Tenant defaults with respect to any provision of this Sublease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this Sublease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit.

          5.2 If Tenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the security deposit or any balance therefor shall be returned within thirty (30) days of compliance to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Sublease term. In the event of termination of Landlord's interest in this Sublease, Landlord shall transfer the deposit to Landlord's successor in interest. No trust relationship is created between Tenant and Landlord with respect to the security deposit.

          5.3 At the time of termination, the following conditions may determine amount to be refunded in security deposit:

               a. Sublease less than one year. Tenant shall cover the expense to repaint walls and/or shampoo carpets as needed. The cost shall not exceed the amount of security deposit except in the case of damage to premises.

               b. Any damage to walls, windows, doors, ceiling, carpets, telephone, beyond normal wear and tear, requiring repair to restore to like-new condition. (Normal wear and tear is defined as that which would be required to vacuum, dust, wash windows, cleaning of carpet and painting of walls.)

               In the event repairs require an outside contractor, reasonable effort shall be made to contain cost. The cost for repair(s) shall be deducted from security deposit. If the cost of repair(s) exceed the security deposit, Tenant shall be required to pay the difference within 30 days of invoicing.

     6. USE OF PREMISES.

          6.1 Tenant may use the Premises solely for general office purposes in the Business Activity states in this Sublease and shall not use the Premises in any manner which would constitute a violation.

          6.2 Tenant and its employees, representative and/or agents shall abide by the rules and regulations stated on the "Rules and Regulations, Exhibit D."

     7. TENANT'S REPRESENTATIONS AND COVENANTS.

          7.1 Tenant acknowledges the existence of the Main Lease and agrees to take the Premises subject to all of the terms and conditions stated in this Sublease and listed on Exhibit D, and perform any and all obligations required to be performed by Landlord as lessee under the Main Lease with respect to the Premises. Landlord shall continue to pay rent to the Owner as required under the Main Lease and shall continue to perform, or assure third party performance of, the tenant's obligations under the Main Sublease with respect to the remainder of the Executive Suites Premises.

          7.2 Tenant agrees to protect, defend and hold harmless Landlord from and against any loss, liability or claim arising out of or attributable to Tenant's use of the Premises or Tenant's breach of any provision of the Main Lease, the performance or observance of which is Tenant's responsibility under Paragraph 7.1 above, or any other provision of this Sublease.

     8. MUTUAL RIGHTS AND OBLIGATIONS.

          Insofar as the Premises are concerned, as between Landlord and Tenant, except to the extent of conflict with an express provision of this Sublease Landlord shall be deemed to have all of the rights and obligations of the landlord under the Main Lease, and Tenant shall be deemed to have all of the rights and obligations of the tenant under the Main Lease.

     9. RESTRICTIONS ON ASSIGNMENT.

          9.1 Tenant's rights under this Sublease are personal and may not be assigned, subleased or otherwise transferred by Tenant in whole or in part to any other party without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion.

          9.2 Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant under this Sublease. The acceptance of rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision of this Sublease. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee of Tenant or any successor of Tenant, in the performance of any of the terms of this Sublease, Landlord may proceed directly against Tenant without the necessity of exhaustion remedies against said assignee or successor. Landlord may consent to subsequent assignments or subletting of this Sublease or amendments or modifications to this Sublease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, without obtaining its or their consent thereto, and such actions shall relieve Tenant of liability under this Sublease.

     10.  ADDITIONAL PROVISIONS

          10.1 Tenant has inspected the Premises and accepts the same in "AS IS" condition.

          10.2 Tenant shall provide Landlord with evidence of casualty and liability insurance in the amounts of $500,000 each occurrence and $1,000,000 aggregate, with the Owner and the Landlord included as additional insured.

          10.3 Time is of the essence with respect to every obligation under this sublease.

          10.4 Tenant acknowledges that individual suite and all internal areas of the building are non-smoking in compliance with ORS 433.835-875.

          10.5 Tenant acknowledges that employees of Landlord or its administrative services staff have signed a non-competition, non-solicitation and confidentiality agreement and may not be employed by Tenant, any affiliate of Tenant or any other clients of Landlord for a period of two (2) years after termination of employment unless expressly permitted in writing.

          10.6 Tenant may not offer services to Landlord's clients that are in direct competition to services offered by Landlord.

          10.7 If any amount owned by Tenant to landlord is not paid precisely when due then, in addition to and without waiver of all other rights and remedies, Landlord shall entitled to collect interest on the unpaid amount or amounts at the rate of 18% per annum from the due date until paid in full.

          10.8 If suit or action is instituted to declare or enforce any provision of this Sublease, the prevailing party shall be entitled to recover reasonable attorney fees from the losing party in the trial and all appellate courts, in addition to any other recovery and costs. The attorney fee award shall include a reasonable amount in connection with enforcement and collection of the judgment.

          10.9 The validity, meaning, enforceability and effect of this agreement, and the rights and liabilities of the parties, shall be determined in accordance with the laws of the state of Oregon.

          10.10 This Sublease is the final and complete agreement of the parties. There are no promises, terms, conditions or obligations other than those contained in this Sublease. All prior and contemporaneous negotiations and agreements between the parties, verbal and written, are replaced by this Sublease and are of no further force or effect. This Sublease may not be modified except in writing signed and dated by the parties.

          10.11 All notices, consents and demands which may or are required to be given by either party to the other party pursuant to the terms of this Sublease shall be in writing. All notices, consents and demands shall be (a) sent by the United States Certified or Registered Mail, postage pre-paid, and addressed to Tenant or Landlord at the addresses respectively specified on page 1 of the Sublease or to such other place as Tenant or Landlord may from time to time designate in a notice to the other or (b), in the case of Tenant, delivered to Tenant at the Premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint

          10.12 Subject to the provisions of Section 9 of this Sublease, this Sublease shall be binding upon and inure to the benefit of the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

          10.13 In the event the Main Lease is terminated beyond the control of Landlord, this Sublease shall terminate automatically and Landlord shall have no liability to Tenant as a result of such termination.

     11.  Credit Information.

          Tenant represents that the following information is true and may be relied on by Landlord in any extension of credit to Tenant:

Company Name: (Same at page 1)

HQ Address: * 16832 Red Hill Ave. Suite B                Phone: 949-222-2233
            Irvine, CA 92606                             Fax: 949-222-2262

Business Activity: Business sales office - point of sales service & support

Billing Address: * (Same as page 1)                      Phone: ________________
                                                         Fax: __________________

Contact: Mark LeMay or Jeff Neuman                       Phone: ________________
                                                         Fax: __________________

Corporation:[X]   Partnership:[ ]   Sole Proprietor:[ ]   Date Established:[ ]

Tenant/Representative: ROBERT B. DUBREY II

Driver's License #: *****     SS#: *****     DOB: 12-10-71

Other Owner/Principal/Parent Company:

Name: ________________________________________________   Phone: ________________
      ________________________________________________   Fax: __________________
      ________________________________________________   _______________________

Name: ________________________________________________   Phone: ________________
      ________________________________________________   Fax: __________________
      ________________________________________________   _______________________

*    If P.O. Box, also include street address.

                                   REFERENCES:

Bank Name: Wells Fargo                                   Account #: *****
Contact: Dean Garcia                                     Phone: 949-559-0170

Other Local Business Credit References:

1) Javelin Systems                                       Account #: *****
   Address: 16832 Red Hill Ave                           Phone: 949-440-8000
            Irvine, CA 92606

2) United Service App                                    Account #: *****
   Address: 17875 Skypark Circle Suite O                 Phone: 949-757-3266
            Irvine, CA 92614

3) Performance Plus                                      Account #: *****
   Address: 65 Mooreland Rd.                             Phone: 805-584-4944
            Simi Valley, CA 93065

     12.  Additional Provisions.

          Additional provisions, if any, are set forth below or on an Addendum attached to this Sublease which has been signed by both parties.

1.   Special Concession Package: (based on 12 + 2 months free = 14 month term)

Package discounted $100 x 14 months)   Cost savings value        $1,400.00
Two (2) free months credit @ $500.00   Cost savings value        $1,000.00
Security Deposit is waived             Cash Flow Savings Value   $  500.00

2.   Discounted Monthly Base Service

                                                            Actual    Discount
                                                          ---------   --------
1st Digital phone set-up (incl.1 ea. DID#/line/set/VM)    @$ 200.00   $200.00
2nd Digital phone set-up (incl.1 ea, line, set, VM box)   @$ 100.00     N/C
(1) Analog Fax line (incl. DID#. line)                    @$  50.00     50.00
(1) T1 high speed (ISP/IP address w/in firewall)          @$  99.00     99.00
                                                          ---------   -------
(Add'l users w/in subnetwork $59/access user/ofc)          $ 449.00   $349.00

Additional telecommunication services (telephone, fax, data, or 800 phone line(s), phoneset(s), voice mail boxes, network or High Speed Internet etc.,) are available at variable rates. Base telephone answering, reception courtesies and mail/delivery services are based on reasonable volume and service levels. Additional one-time or reoccurring charges shall be assessed on special requests, add-on services, and/or unusually high usage.

3. Security Deposit: Standard $500.00 deposit has been waived, so long as Tenant is current on it accounts.

4. Billing Statements: Unless otherwise requested, Tenant shall receive two separate monthly statements at the address listed on page 1 of Sublease as follows: a) Base Rent; b) Base Services listed above, and also includes itemized long distance and/or 600 call charges and miscellaneous secretarial services. Stoutt Executive Services, Inc., Federal ID #93-0937841.

5. Installation Costs: One-time installation charges as listed on Exhibit B, or any applicable time and material costs to set-up, program telephone, 800 and fax/data line (5), voice mail, wiring, networking, requirements, as well as directory signage or any other related services shall be billed to Tenant.

TENANT: JADEON, INC.


By: /s/ Mark LeMay                      By:
    --------------------------------        ------------------------------------
Printed Name: Mark LeMay                Printed Name:
                                                      --------------------------
Title: President                        Title:
                                               ---------------------------------
Date:                                   Date:
      ------------------------------          ---------------------------------


LANDLORD: STOUTT EXECUTIVE SERVICES, INC.


By:
    --------------------------------
Printed Name: Kin S. Stoutt
Title: President

                                                                       Exhibit A

                         STOUTT EXECUTIVE SERVICES, INC.
                        Kruse Way Plaza Executive Suites
                               4500 S.W. Kruse Way
                              Lake Oswego, OR 97035

                                                                       Suite 100

                                  (FLOOR PLAN)

                    Leasing information call: (503) 636-8900

                                                                       Suite 300

                                  (FLOOR PLAN)

(STOUTT EXECUTIVE SERVICES, INC. LOGO)

                          OFFICE & SERVICE PROPOSAL FOR

                                  JADEON, INC.

TO:   Mark LeMay - Ph 949-222-2233 / Fx 949-222-2262                DATE: 5-9-02

FROM: Kim Stoutt - Ph 503-636-8434 / Fx 503-699-3122

RE:   Office & Service Proposal - Kruse Way Plaza

The following office and service package proposal and Sublease were requested by Larry Martori and Jeff Nauman for your review and approval. The requested start date is May 15, 2002, on an annual term. Please note the Special Concession Package, which not only includes a monthly discounted rate, but also extends two
(2) months of free Base Rent to the initial 12 months = 14 month term, as well as waiver of the standard Security Deposit.

SPECIAL CONCESSION PACKAGE (based on term of 14 months)

Discounted Monthly Package ($100 x 14 months)        Cost Savings value   $1,400.00
Two (2) free months credit @ $500.00                 Cost Savings value   $1,000.00
Security Deposit is waived                      Cash Flow Savings value   $  500.00

MONTHLY BASE RENT (see floor layout - Exhibit A)

Office 100-8 (approx. 150 SF interior)   $500.00

MONTHLY BASE SERVICES (Standard Level Answering)

                                                                     Actual $449
                                                                  ----------------
1st Digital phone set-up (incl. 1 each DID#, line, set, VM box)       $200.00         200.00
2nd Digital phone set-up (incl. 1 each line, set, VM box)              100.00            N/C
(1) Analog Fax line (incl. DID#, line) @ $50/line                       50.00          50.00
(1) T1 high speed (ISP/IP address w/in firewall) @ $99.                 99.00          99.00
   (Add'1 users w/in subnetwork @ $59/access user/office)                            -------
TOTAL DISCOUNTED MONTHLY BASE RENT & SERVICE PACKAGE              (ACTUAL $949.00)   $849.00

SUMMARY OF EXECUTIVE SUITES OFFICE PACKAGE:                      (See Exhibit B)

   Base Rent + Base Service = Office Package

SCHEDULE OF SECRETARIAL AND BUSINESS SERVICES:                   (See Exhibit C)

   Tenants receive discounted hourly rate of $24.00 vs. $28.00/hr.

EXECUTIVE SUITES OFFICE PROPOSAL - 5-9-02                                 PAGE 2


INITIAL ONE-TIME INSTALL CHARGES: (billed upon substantial completion as applicable)

     (The following are initial charges, however, see Exhibit B for a more complete listing.)

Administrative Implementation                                   $100.00/office
1st voice line, phoneset, VM box set-up & programming           $100.00/1st line
Add'I phone line(s) (voice, fax/data) (2) @ $50/line            $100.00/2 lines
Directory Signage                                               $ 75.00/sign
High speed (ISP, IP address w/in firewall + 1.0 hr. tech time   $250.00/set-up
(Special application, subnetwork, hubs, Public IP address, etc. are add'l cost)

AMOUNT DUE UPON INITIATION OF SUBLEASE:

First month Base Rent                         $500.00
First month Base Service                       349.00
Security Deposit - Waived                         N/A
                                              -------
PAYABLE TO STOUTT EXECUTIVE  SERVICES, INC.   $849.00

                                   ----------

Stoutt Executive Services, Inc. is locally owned and operated, and we stand behind our 23-year reputation of quality service and commitment to you as valued client. In addition to offering full-service, turnkey office facilities, the added advantages we offer is flexibility to add incremental office space, telecom needs and secretarial support in a timely, trouble-free manner, at cost-effective rates.

Attached is a Sublease for your review and signature. Please contact me at 503-636-8434 should you have any questions. If in order, please initial, sign and return two copies of the Sublease along with a check in the amount noted above. To expedite, you can also fax the first seven pages of the signed Sublease to 503-699-3122, with mail follow-up of the original copies and check.

Upon receipt of commitment, our Office Manager and staff will expedite all move-in processes, including keys, activation and set-up of voice and fax lines, long distance, voice mail, as well as back-up telephone answering, reception courtesies, mail handling, coffee services, etc. within 24-hours or less. These telephone numbers have been reserved for you:

Digital Voice line - DID number 503-699-3144
Analog Fax line - DID number    503-699-3145

Thank you for the opportunity to work with Jadeon in its new Oregon office, and future expansions.

Sincerely,


/s/ Kim S. Stoutt
----------------------------------------
Kim S. Stoutt, President

cc: Sue Chisholm - Office Manager, Kruse Way Plaza - 503-363-8900

                                                                       Exhibit B

(STOUTT LOGO)

                   SUMMARY OF EXECUTIVE SUITES OFFICE PACKAGE
                  (BASE RENT + BASE SERVICES - OFFICE PACKAGE)

EXECUTIVE SUITES OFFICE PACKAGE INCLUDES:..........   BASE RENT AT VARIOUS RATES

     -    Private, lockable office

     - 24-hour key or code access to building, lobby, kitchen, copy center and conference room

     -    Conference room available at no charge on a reserved basis

     -    Free off-street parking surrounding building complex

     - Full service utilities (HVAC, electricity, gas, water, garbage, recycling and daily janitorial)

     - Walking and bike paths at Kruse Way; boardwalk around the lake at Tualatin Commons

     -    Workout and shower facilities at Kruse Way, shower at Tualatin Commons

     - Professional and friendly onsite receptionist (8:00 a.m. to 5:00 p.m. weekdays, excluding holidays)

     - Reception courtesies: greet and announce visitors, keep tenant itinerary, process mail and sign for deliveries

     - Personalized telephone answering with your company's name w/ voice mail messaging

     - Gourmet Coffee for first person and guest: $15.00 each additional person

     - Digital telephone and voice mail system access through state-of-the-art communications equipment

     - Multi-line phoneset with display, intercom, programmable speed dial, shortcut key to voice mail

     - Direct Inward Dial (DID) telephone number and outbound voice line (no monthly Verizon or Qwest charge)

     - Additional inbound call automatically forwards on busy to integrated voice mail

     - Integrated Voice Mail linked directly to telephone system with "0" operator option during 8-5 hrs.

     -    Voice mail messaging and retrieval operating 24-hours per day

     - Long distance provided through in-house long distance carrier @15 cent(s) per minute inter/intra state

     -    Analog fax and/or data lines available at listed rate.
          High speed internet access available at listed rate.
          Furniture rental package available at variable rates.

BASE SERVICE (per office, using one of the following mandatory answering levels):

                                                               FIRST    INSTALL/
                                                               PHONE    ACTIVATE
                                                              -------   --------
-    STANDARD LEVEL ANSWERING (FIRST VOICE LINE INCLUDED IN
     PACKAGE PRICE) .......................................   $200.00    $100.00
     Tenant answers calls when in; when out or unavailable,
     answered by receptionist and transferred to voice mail
     messaging

-    EXECUTIVE LEVEL ANSWERING (FIRST VOICE LINE INCLUDED
     IN PACKAGE PRICE) ....................................   $300.00    $100.00
     All calls answered, screened and transferred by
     receptionist to tenant when in; when out or
     unavailable, answered by receptionist and transferred
     to voice mail messaging

ADDITIONAL PHONE LINES, PHONESETS AND ACTIVATION FEES:

                                                                                    WITHIN SAME OFFICE
                                                                                   --------------------   INSTALL/
                                                                                   STANDARD   EXECUTIVE   ACTIVATE
                                                                                   --------   ---------   --------
Each additional voice line, voice mail box with separate phoneset ..............    $100.00    $200.00     $50.00
Each additional voice line on same phoneset ....................................    $ 50.00    $100.00     $50.00
Each DID fax/modem data line (install fee also applies to outside lines ........    $ 50.00    $ 50.00     $50.00
Each add'l automated VM box, routing or sub box (add $25.00 if live answered ...    $ 25.00    $ 25.00     $25.00
Program changes (names/greetings/redirect DID#/ reconfigure VM, etc) ...........   cost per talk - $25.00 to $100.00
Administrative implementation (mandatory) ......................................                       $100/office
Special networking applications, phone programming, wiring, jack installation at time and material charges; work must be completed by a Stoutt approved
   vendor ......................................................................                    Variable Rates

MISCELLANEOUS SERVICES

High Speed Internet Access (1.544 shared bandwidth)

                                          Email       IP         1st       Add'l User/
                                         Address   Address   User/Office   same office   Install/Set-Up
                                         -------   -------   -----------   -----------   --------------
Kruse Way - Dedicated T1                   $15       $10        $99.00        $49.00         $250.00
Tualatin Commons - DSL                     $15       $10        $50.00        $25.00         $250.00

Private inbound 800 number assigned to lead telephone number ....   $10 monthly + 15 cent(s) per minute
International long distance, calling cards, directory assistance, conference calls ...   Variable Rates
Furniture rental and specialty service available .....................................   Variable Rates
Directory Signage ($50 sign lobby only) ..............................................   $75/sign set
Schedule of Secretarial and Business services ........................................   See Exhibit C

* Base Rent rate varies upon location, office size & number, interior/window office, sublease length, etc. Unless otherwise noted, all Base Rents, Base Services and Misc. Services are monthly and quantity is one.

                                                                       EXHIBIT C

(STOUTT LOGO)

                   SCHEDULE OF SECRETARIAL & BUSINESS SERVICES

WORD PROCESSING, TYPING OR RELATE SERVICES (one-quarter hour minimum)

   Tenant Rates: Discounted hourly rate to Executive Suites Tenants (Regular @$28/hr) ...................    $24.00/hour

   Turnaround:   Standard 24-hour completion, or commitment at time of project

   Projects:     Correspondence, reports, manuscripts, standard/micro tape
                 transactions, tables graphs, spreadsheets, resumes/cover letters, newsletters, flyers, data base input, fill-in forms etc.

   Program: WordPerfect, Microsoft (Word, Excel and PowerPoint) or ask about special; applications

AFTER HOURS OR RUSH STATUS (One-hour minimum; availability is at discretion of Stoutt Executive services)

   Rush Status - on demand request during normal 8:00 to 5:00 operating hours (1/4 hour minimum) ........    $40.00/hour

   Weekday hour before 8:00 AM or after 5:00 PM, excluding holidays (1/4 hour minimum) ..................    $40.00/hour

   Weekends or Holidays (one hour minimum) ..............................................................    $50.00/hour

DATA INPUT - MAILING LISTS/ PERSONALIZED LETTERS, ENVELOPES OR LABELS

   Input merge data - same as Word Processing ...........................................................    Hourly rate

   Revisions, personalized repetitive letters, laser reprints ...   piece rate of 50 cent(s) to $1.00/page + Hourly rate

SPECIAL PROJECTS (rate based on type and parameter of project, quantity, turnaround, etc.)

   Large quantity, special application or reoccurring projects ..........................................         Quoted

PERSONALIZED LIVE TELEPHONE ANSWERING & 24-HOUR VOICE MAIL * (single company/two names)

   8:00 to 5:00 weekdays with 24-hour automated voice mail messaging and retrieval ......................   $100.00/line

* Three-month minimum, billed monthly. Additional charge for multiple companies, people, lines answered, voice mail box, special applications or menu selection secretarial services.

MISCELLANEOUS SERVICES AND SUPPLIES

Photocopying: Letter, Legal. ledger size (ledger and two-sided copies counted as two copies) Tenant and Account clients (self-service with assigned
              copy code) .............................................................................   10 cent(s)/copy
              (Discount on volume printing)

Fax Service:  Send/ Transmit (long distance charges may apply) .......................................        $2.00/page
              Receive ................................................................................        $2.00/page
              (Monthly Volume Discount of 0% on $50.00 + and 25% on $100.00+)

Shipping:     Federal Express, UPS, USPS, etc, at various rates plus surcharge.
              Hourly rate and/or material cost will apply for package preparation.

Presentation: Reports, graphs, comb binding, transparencies, color copies ............................    Variable Rates
              Some applications may require 24-48 hours turnaround and a $25.00 project minimum

Supplies:     Pens, pencils, paper clips, tape, staples, white-out, legal pads, Post-it notes, photocopy paper, envelopes, labels, file folders etc. Price vary upon item, quantity and in-stock availability.

Surcharges:   A minimum of 20% surcharge, plus time and material cost for vendor services, special order items and products.

                         STOUTT EXECUTIVE SERVICES, INC.

KRUSE WAY PLAZA EXECUTIVE SUITES               TUALATIN COMMONS EXECUTIVE SUITES
4500 SW Kruse Way, Suites 100 & 300       8215 Tualatin-Sherwood Road, Suite 200
Lake Oswego, Oregon 97035                                 Tualatin, Oregon 97062
(503) 636-8900 / Fax (503) 636-6575          (503) 691-5900 / Fax (503) 691-7075

                                                                       EXHIBIT D

                     EXECUTIVE SUITES "RULES & REGULATIONS"

1. Operating hours are 8:00 am to 5:00 pm weekdays, except national, posted holidays and closings, emergencies and/or acts of God. In the event of inclement weather, late opening or early closing may be necessary.

2. Base Services include telephone answering, reception courtesies, voice mail, mail/delivery handling and coffee service. Base Service is factored on one (1) person and/or a quantity unit and is based on reasonable service activity level generated by one person. Additional monthly or one-time fees will be assessed for add-on Base Services, or if volume or scope of service exceed reasonable levels, at the discretion of Stoutt.

3. Keys: Tenant is provided one set of keys at no charge. Additional and/or replacement key are $15.00/key or $25.00/set and must be ordered through Stoutt. Duplication of keys is prohibited. Locks changes, second requests for lost keys, or failure to return all keys at termination of sublease, will require lock and key change, and time and material expense of Locksmith shall be billed to Tenant.

4. Twenty-four hour key access to Executive Suites facility is permitted to Tenants in good standing. For safety and security, entrance doors to the Executive suits are locked at all times except the main door at the receptionist desk during operating hours. After hours, please make sure the main entry door is also locked. If expecting a visitor, it is your responsibility to monitor and make sure door is locked. If temporarily stepping out, do not leave door unlocked. Remember to keep your keys with you at all times because others will lock-up behind you.

5. Insurance coverage is mandatory per terms of Sublease , providing Landlord proof of insurance for casualty and liability coverage. Personal property coverage is Tenant's responsibility and cost.

6. Emergency phone numbers and/or voice mail are 503-636-8434 or 638-2535. These numbers are provided for after hour emergency calls only. Do not call the property __________ company or security company. In the case of police, fire or medical emergency,"911" service should be called, with a follow-up call to the Executive suites emergency number. In the event of being locked out of office, which is not considered an emergency unless 911 related, reasonable effort to assist will be made. Response time may very, and an hourly rates may apply for responses other than true emergencies.

7. No smoking is allowed at any time within the building (including all Common Areas and Tenant office).

8.   No pets are allowed at any time within the building premises.

9. Damage prevention: Tenant is responsible for any damage beyond minimal wear and tear. The facility appearance is important to all, so please note the following:

     (a) Hand cart, furniture ____ and elevator pads are available at no charge, arranged through the Front Desk. Tenant is encouraged to utilize these convenient aids for ease of move, and to protect the premises.

     (b) Floor mats are required under all desk chairs. Floor mats will be supplied by Landlord and billed back to Tenant if not provided by Tenant.

     (c) Hanging of artwork is permitted using small nails or picture hangers. Using ___ screws for heavier pictures, boards or work station partitions can be used, however, cost of repair holes, wall and painting after vacating shall be deducted from security deposit or charged back to Tenant.

     (d) Do not attach anything to oak doors that causes holes, wear or discoloration marks to the door finish.

     (e) Initial condition of the office is clear and damage free. Carpet cleaning, repair or painting after the fact shall be billed.

10. Courtesy phone in lobby and/or conference rooms is limited to brief, local and long distance calls using 800 number or calling card, or using Tenant pin code.

11. Conference room is available at no charge for group meetings of two or more. Estimated average weekly usage is 3-4 hours per tenant (hours vary based on facility location). Requests must be reserved in advance with Front Desk. Individual usage may vary from time-to-time, however, Stoutt reserves the right to adjust usage to provide fairness to all. Telephone line for data port is available at activation fee of $25.00 and applicable long distance.

12. Executive Suite rental - by the hour, half-day or full-day blocks are available at listed rates in the event the Conference Room is unavailable, Alternative space usage is on a rental basis and arrangements must be made with the Front Desk. Telephone usage, reception courtesies and complementary coffee are included; long distance and secretarial services are additional at listed rates.

EXECUTIVE SUITES "RULES & REGULATIONS" - PAGE 2                        EXHIBIT D


13. All telecommunications order must be coordinated with the Front Desk. Stoutt provides at listed rates the voice, data and long distance, as well as telephone and voice mail equipment and service to Tenant. Other communication requirements using facility provided wiring or requires wiring or cabling through ceiling or walls, access through the facility telephone room or roof access from outside vendors must be authorized by Stoutt and coordinated with the Front Desk. Even if Tenant uses an authorized outside vendor, Tenant and/or its vendor, are responsible for count to repair any problem caused by its vendor. Any move, adds, changes of telecommunications services, or line access through Stoutt equipment room and/or wiring, whether one-time installation, programming or reoccurring monthly charges, shall be billed to Tenant at listed rates and/or charges.

14. Coffee & catered food service for individual or group needs can be arranged by the Front Deck and billed accordingly. Availability, range of food and service, timing and cost will vary upon request. Tenant is required to pay catering cost at the time of delivery.

15. Cleanup of kitchen or conference room due to meetings, disposing of excess cardboard or garbage left from Tenant that is beyond volume and scope covered by janitorial services is Tenant's responsibility. If cleanup is required, no additional charge will be assessed accordingly.

16. Photocopy code is issued to Tenant to access photocopier. Photocopier is self service, accessible 24 hours a day and billed at listed rate. Please keep Copy Code private; Tenant is responsible for copies charged to their copy code.

17. Long Distance pin code - where applicable, Tenant is issued a personal pin code to make long distance calls. Please keep pin code private; Tenant is responsible for long distance calls charged to their pin code.

18. Personal administrative staff - Tenant may provide for their own use clerical support, however, offering services in competition with Stoutt is strictly prohibited.

19. Office equipment - Tenant may use reasonable level of office equipment (computer, printer, fax, typewriter) Microwave, refrigerator, toaster, popcorn maker and space heaters are prohibited, and permission must be obtained for use of copier or coffee machine. Landlord reserves the right to restrict unreasonable usage or for Fire Safety Code non-compliance. If dedicated electrical outlet is required or usage exceeds reasonable levels, one-time or reoccurring charges may be assessed.

20. Project turnaround time may vary. Advance notice with adequate turnaround time is the best policy. Stoutt has the right to require 24-hour turnaround on any project; however, small projects may be able to be completed on the same day. Staffing, workload and/or project size are factors determining ability to meet requests. Stoutt reserves the right to refuse any project.

21. Furniture delivery or pick-up scheduling - Limited parking, keeping fire lanes open and high volume of deliveries requires all office furniture or large delivery or pick-ups to be coordinated with the Front Deck. All commercial movers are required to provide proof of insurance and Tenant is also responsible for any damage they cause to the premises. Please Note; Kruse Way Tenants must schedule deliveries before 8:00 am, after 5:00pm or weekends as requested by owners.

22. Move-out process: At time of Sublease expiration or written notice of termination, Tenant must:

     (a) provide Stoutt with new forwarding address and telephone number.

     (b) notify its clients of new address change. The U.S. Postal Service will not provide mail forwarding service. Stoutt will provide a thirty (30) day courtesy mail hold, but Tenant is responsible for picking up mail, or Stoutt will forward mail at minimum charge of $7.00/week plus applicable USPS postage or courier cost. After 30 days, Stoutt will mark only 1st class mail "Moved - Return to sender," or hold service at $25.00/month or forwarding mail service at listed rates can be requested.

     (c) return of all issued keys. Outstanding Keys are a security breach, and tenant will be charged for lock and/or key replacement costs if any assigned keys are not returned.

     (d) voice mail security code provided to Stoutt to reset the voice mail and avoid service charge to Tenant.

     (e) arrange with Front Desk any mover schedule, proof of insurance or use of hand cart and dollie.

     (f) ask about our follow-up services that could be beneficial to your business.

23. Security Deposit refund. Security Deposit shall be refunded within 30 days of termination date and/or final payment of outstanding Base Rent and Service accounts, pet terms of the Sublease.